UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2015

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Article FOURTH of Wells Fargo & Company’s (the “Company”) Restated Certificate of Incorporation, as amended, authorizes the issuance from time to time of shares of Preferred Stock, without par value. On January 22, 2015, the Company filed with the Delaware Secretary of State a Certificate of Designation which, effective upon filing, designated a series of such Preferred Stock as “5.875% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series U,” authorized 80,000 shares of 5.875% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series U, without par value and with a liquidation preference amount of $25,000 per share (referred to herein as the “Series U Preferred Stock”), and set forth the voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series U Preferred Stock which are not fixed by the Company’s Restated Certificate of Incorporation. A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

On January 23, 2015, the Company sold 2,000,000 Depositary Shares, each Depositary Share representing a 1/25th interest in a share of the Company’s Series U Preferred Stock (the “Depositary Shares”). Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-195697) filed by the Company with the Securities and Exchange Commission. The following documents are being filed with this report on Form 8-K: (i) Underwriting Agreement, dated January 15, 2015, among the Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein ; (ii) Certificate of Designation of the Company dated January 22, 2015; (iii) Deposit Agreement, dated as of January 23, 2015, among the Company, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of Depositary Receipts; (iv) form of Depositary Receipt; and (v) opinions with respect the Series U Preferred Stock, Deposit Agreement, and Depositary Receipts.

(d)	Exhibits

1.1	Underwriting Agreement, dated January 15, 2015, among Wells Fargo & Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein

4.1	Certificate of Designation of Wells Fargo & Company with respect to the 5.875% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series U dated January 22, 2015

4.2	Deposit Agreement, dated as of January 23, 2015, among Wells Fargo & Company, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of Depositary Receipts

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2)

5.1	Opinion of Richards, Layton & Finger, P.A. regarding the Non-Cumulative Perpetual Class A Preferred Stock, Series U

5.2	Opinion of Faegre Baker Daniels LLP regarding the Deposit Agreement and the Depositary Receipts

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1)

23.2	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: January 23, 2015	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement, dated January 15, 2015, among Wells Fargo & Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein	Electronic Transmission

4.1	Certificate of Designation of Wells Fargo & Company with respect to the 5.875% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series U dated January 22, 2015	Electronic Transmission

4.2	Deposit Agreement, dated as of January 23, 2015, among Wells Fargo & Company, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of Depositary Receipts	Electronic Transmission

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2)

5.1	Opinion of Richards, Layton & Finger, P.A. regarding the Non-Cumulative Perpetual Class A Preferred Stock, Series U	Electronic Transmission

5.2	Opinion of Faegre Baker Daniels LLP regarding the Deposit Agreement and the Depositary Receipts	Electronic Transmission

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1)

23.2	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.2)

5